Exhibit 10.128

AMENDMENT
CALIFORNIACARE MEDICAL SERVICES AGREEMENT

This Amendment to the CALIFORNIACARE Medical Services Agreement is entered into at Woodland Hills, Los Angeles County.  California, as of August 1, 1997 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Prospect Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CALIFORNIACARE Medical Services Agreement (“Agreement”), effective                       whereby PARTICIPATING MEDICAL GROUP is designated as a Participating Medical Group.

B.                                     Pursuant to Section 16.01 of the Agreement, the parties now desire to amend the Agreement to provide for Members to have direct access to PARTICIPATING MEDICAL GROUP physicians in certain specialties without the prior approval of PARTICIPATING MEDICAL GROUP.

NOW, THEREFORE, IT IS AGREED:

1.                                       The following paragraph M, is hereby added to the end of Section 4.02 of the Agreement:

M.                                 To allow Members, in accordance with their applicable Benefit Agreement, ‘‘Direct Access” to PARTICIPATING MEDICAL GROUP Physicians in specialties listed below.  Direct Access means Members may visit with such specialist physicians without a referral from the Member’s Primary Care Physician or other prior authorization from PARTICIPATING MEDICAL GROUP’S Utilization Management Program.

(1)                                  Dermatology

(2)                                  Allergy

(3)                                  Ear, Nose and Throat

(4)                                  Obstetrics/Gynecology

Services to be provided during the Member’s Direct Access visit(s) shall include those services which would have ordinarily been provided had the Member obtained a referral or other prior authorization from PARTICIPATING MEDICAL GROUP.  Any services provided in addition and/or subsequent to those above shall be provided by such specialists to Members in accordance with BLUE CROSS’ and PARTICIPATING MEDICAL GROUP’s existing referral and authorization protocols and procedures.

In addition to any other amounts due hereunder, PARTICIPATING MEDICAL GROUP shall be reimbursed under (i) or (ii) below as applicable:

(i)                                     PARTICIPATING MEDICAL GROUP shall receive a payment of *** per Member per Month (“PMPM”) (not adjusted for Member Age/Sex Factors or Plan Factors) for each Member, assigned to PARTICIPATING MEDICAL GROUP who is entitled under the Member’s Benefit Agreement to Direct Access to PARTICIPATING MEDICAL GROUP Physicians for all four of the above-mentioned specialties.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT
CALIFORNIACARE MEDICAL SERVICES AGREEMENT

(ii)                                  PARTICIPATING MEDICAL GROUP shall receive a payment of *** PMPM (not adjusted for Member Age/Sex Factors or Plan Factors) for each female Member, fifteen (15) years old or above, assigned to PARTICIPATING MEDICAL GROUP who is entitled under her Benefit Agreement to Direct Access to only PARTICIPATING MEDICAL GROUP Physicians who specialize in Obstetrics/Gynecology.

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of this Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA	PARTICIPATING MEDICAL GROUP

/s/ Barry Ford	/s/ Gregg De Nicola
Signature	Signature

Barry Ford	Gregg De Nicola
Print Name	Print Name

Vice President,
Network Development/Management	President
Title	Title

6-25-97
Date	Date